Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of BioTime, Inc. (the “Company”) for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael D. West, Co-Chief Executive Officer, Aditya Mohanty, Co-Chief Executive Officer, and Russell Skibsted, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2017

/s/Michael D. West
Michael D. West Ph.D.
Co-Chief Executive Officer

/s/Aditya Mohanty
Aditya Mohanty
Co-Chief Executive Officer

/s/Russell Skibsted
Russell Skibsted
Chief Financial Officer